Fees Summary	Apr. 20, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 408,446,112.29
Previously Paid Amount	0
Total Fee Amount	56,406.41
Total Offset Amount	0
Net Fee	$ 56,406.41